SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)	     May 11, 2005
                                                  -------------------------

				 US 1 INDUSTRIES, INC.
              (Exact Name of Registrant as Specified in its Charter)


	Indiana	                 1-8129	     		95-3585609
___________________________________________________________________________
(State or Other Jurisdiction 	 (Commission		(IRS Employer
of Incorporation)               File Number)           Identification No.)


1000 Colfax, Gary, Indiana 					46406
__________________________________________________________________________
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code	 (219) 977-5225
                                                   -----------------------

	    			Not Applicable
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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ___ Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))












Item 5.02	Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

   	On May 11, 2005, the Board of Directors accepted the resignation of William Sullivan as a director of US 1 Industries, Inc.


                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        US 1 INDUSTRIES, INC.


Dated:	May 12, 2005	By:             /S/ Michael E. Kibler
                                       ----------------------------------
                              Name:    Michael E. Kibler
                              Title:   President and Chief Executive Officer